                                                                    EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
BearCom Group, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.



/s/ SAENZ, ROBLEDO SAX & COMPANY


Miami, Florida
July 10, 1998